FIRST AMENDMENT TO THIRD AMENDED AND
                        RESTATED REVOLVING LOAN AGREEMENT


         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING LOAN AGREEMENT (this "FIRST AMENDMENT") is made as of June 30, 1999 (the "EFFECTIVE DATE"), by and among ATLANTIC GULF COMMUNITIES CORPORATION, a Delaware corporation, formerly known as General Development Corporation (the "COMPANY"), DAVIDSON KEMPNER SERVICE COMPANY, LLC, a New York limited liability company, successor to M. H. Davidson & Co., LLC, as agent for the Banks (as defined in the Loan Agreement) under the Loan Agreement (hereinafter defined) (hereinafter, in such capacity, together with any successors thereto in such capacity, referred to as "AGENT"), and DAVIDSON KEMPNER SERVICE COMPANY, LLC, a New York limited liability company, successor to M.H. Davidson & Co., LLC, as collateral agent for the Banks under the Loan Agreement (hereinafter, in such capacity, together with any successors thereto in such capacity, referred to as "COLLATERAL AGENT").

         Each of Company, Agent and Collateral Agent is sometimes referred to herein as "PARTY" and all of them, together, are collectively referred to herein as the "PARTIES."

                               W I T N E S E T H:

         WHEREAS, the Parties entered into that certain Third Amended and Restated Revolving Loan Agreement (the "LOAN AGREEMENT"), dated as of December 31, 1998; and

         WHEREAS, the Company has requested certain modifications to, and Agent has agreed to modify, the terms of Sections 7.1 and 7.15 of the Loan Agreement; and

         WHEREAS, the Parties now desire to amend the Loan Agreement, on and subject to the terms hereinafter set forth.

         NOW, THEREFORE, in consideration of the respective covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

         1. Capitalized terms used and not defined in this First Amendment shall have the meanings given them in the Loan Agreement.

         2. The first paragraph of Section 7.1 of the Loan Agreement is deleted in its entirety and the following new language is inserted in its place:

              "Permit Consolidated Net Worth to be less than (a) $25 million so long as the aggregate outstanding principal balance of all Loans equals or exceeds $25,000,000 and
              (b) $20 million so long as the aggregate outstanding principal balance of all Loans is less than $25,000,000; LESS, in each case, (1) the GAAP Book Value of Homesite Contract Receivables, Commercial Receivables and the real property consisting of identified scattered homesites and Eligible Tract Land, plus (2) the amount of the GAAP book loss, if any, realized by Company in connection with the sale of any Collateral permitted under this Agreement, other than sales of Homesite Contract Receivables, Commercial Receivables and the real property consisting of identified scattered homesites and Eligible Tract Land."

         3. The second paragraph of Section 7.1 is deleted in its entirety and the following new language is inserted in its place:

              "To demonstrate compliance with the Consolidated Net Worth covenant set forth in this Section, Company shall furnish to Banks (i) within 45 days of the close of each calendar quarter a certificate of a Responsible Officer setting forth Consolidated Net Worth for such date calculated in accordance with this Section 7.1, and the calculation upon which it is based; and (ii) within 90 days of the close of each fiscal year, a certificate of a Responsible Officer setting forth Consolidated Net Worth as of such date calculated in accordance with this
              Section 7.1 and the calculation upon which it is based, reflecting in each such certificate delivered under clause (i) and (ii) any adjustments the Company is required to make in calculating Consolidated Net Worth pursuant to clauses (1) and/or (2) of the first paragraph of this Section 7.1 during the period to which such certificate relates."

         4. The text of Section 7.15 is deleted in its entirety and the following new language is inserted in its place:

              "[RESERVED]"

         5. The definition of the "Borrowing Base" in Section 1.1 of the Loan Agreement shall be deleted in its entirety and the following new language is inserted in its place:

              "Borrowing Base' means the sum of

              A. an amount equal to $10,328,000 with respect to Eligible Homesite Contract Receivables and Eligible Commercial Receivables ("Receivables") less the sum of (i) 75% of the aggregate net cash proceeds from the sales or other dispositions of Receivables closing after June 30, 1999, (ii) 75% of the principal payments received with respect to Receivables after June 30, 1999 and (iii) 75% of the principal amount (as of June 30, 1999) of any Receivables that are foreclosed on, terminated by reason of a deed in lieu or canceled after June 30, 1999;

              plus


              B. an amount equal to $2,260,000 with respect to Commercial Receivables or Homesite Contract Receivables which are not Eligible Commercial Receivables or Eligible Homesite Contract Receivables, as the case may be ("Ineligible
                           Receivables"), less the sum of (i) 50% of the aggregate net cash proceeds from the sales or other dispositions of Ineligible Receivables closing after June 30, 1999, (ii) 50% of the principal payments received with respect to Ineligible Receivables after June 30, 1999 and (iii) 50% of the principal amount (as of June 30, 1999) of any Ineligible Receivables that are foreclosed on, terminated by reason of a deed in lieu or canceled after June 30, 1999;

              plus

              C. an amount equal to the sum of (i) $8,865,000 with respect to Real Property consisting of identified scattered homesites owned by the Company as of June 30, 1999, plus (ii) 50% of the "value" of any identified scattered homesites reacquired after June 30, 1999 as the result of foreclosure, deed in lieu or cancellation of Ineligible Receivables (which value for purposes hereof shall be equal to the principal amount of such Ineligible Receivables) plus
                           (iii) $1,194 with respect to each identified scattered homesite release from the Class 14 Utility Reserve after June 30, 1999, less, in all three cases, 50% of the aggregate net cash proceeds from the sales or other dispositions of such identified scattered homesites closing after June 30, 1999;

              plus

              D. an amount equal to the sum of (i) $3,232,000 with respect to Real Property consisting of identified Eligible Tract Land owned by the Company as of June 30, 1999, plus (ii) 50% of the "value" of any identified Eligible Tract Land reacquired after June 30, 1999, as the result of foreclosure, deed in lieu or cancellation of Ineligible Receivables (which value for purposes hereof shall be equal to the principal amount of such Ineligible Receivables), less 50% of the aggregate net cash proceeds from the sales or other dispositions of such Eligible Tract Land closing after June 30, 1999;

              plus

              E. an amount equal to 20% of the sum of (i) Net Equity of the West Meadow project, the Lakeside Estates project, the Saxon Woods project, the Trails of West Frisco project and the Riverwalk Tower project and
                           (ii) Fair Market of the Falcon Trace project and the Sunset Lakes project."

         6.   The Company hereby agrees to pay:

              a. the following amounts by wire transfer to (or such other method as instructed in writing by) the Agent for the ratable benefit of the Agent and the Banks:

                           i.       $98,750  (the  "INITIAL  FEE") in good funds
upon the execution and delivery by the Parties of this First Amendment;

                           ii.      an  amount  in good  funds on  February  28,
2000, equal to 1% of the aggregate outstanding principal balance of the Loans on February 28, 2000, exclusive of the outstanding amount of Letter of Credit Usage on such date;

                           iii.     an amount in good  funds on March 31,  2000,
equal to 1% of the aggregate outstanding principal balance of the Loans on March 31, 2000, exclusive of the outstanding amount of Letter of Credit Usage on such date;

                           iv.      an  amount  in good  funds on May 31,  2000,
equal to 1.25% of the aggregate outstanding principal balance of the Loans on May 31, 2000, exclusive of the outstanding amount of Letter of Credit Usage on such date; and

                           v.       an  amount in good  funds on June 30,  2000,
equal to 0.75% of the aggregate outstanding principal balance of the Loans on June 30, 2000, exclusive of the outstanding amount of Letter of Credit Usage on such date.

         7. This First Amendment shall become effective as of June 30, 1999, upon the satisfaction of all of the following conditions:

              a. the Company has executed and delivered this Agreement to the Agent and Collateral Agent;

              b. the Agent and Collateral Agent have executed and delivered this Agreement to the Company; and

              c. the Company has paid (i) the Initial Fee to the Agent for the benefit of the Agent and the Banks, and (ii) all legal fees and expenses incurred by the Agent and the Banks in connection with this First Amendment.

         8. The Company hereby represents and warrants that there exist no causes of action, offsets, claims, counterclaims or defenses with respect to (i) its obligations under the Loan Agreement or any of the other Loan Documents and
(ii) the obligations of any of the entities set forth on EXHIBIT A, under any of the Loan Documents.

         9. The Company hereby ratifies and confirms that the outstanding principal balance of the Loans as of the Effective Date is $27,000,000.

         10. The Company hereby represents and warrants to and covenants with Agent that Company has full power, authority and legal right to execute this First Amendment and to keep and observe all of the terms of this First Amendment on Company's part to be observed and performed, and that each and every representation and warranty contained in Article 4 of the Loan Agreement is true and correct as of the date hereof.

         11. The Loan Agreement, as modified hereby, and the Loan Documents are hereby ratified and confirmed in all respects, and the Loan Agreement, as so modified, and the Loan Documents shall continue in full force and effect in accordance with their respective terms. From and after the Effective Date, all references in any of the Loan Documents to the Loan Agreement shall be to the Loan Agreement as amended by this First Amendment.

         12. This First Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

         13. Time is strictly of the essence of this First Amendment and full and complete performance of each and every provision hereof.

         14. This First Amendment constitutes the entire agreement of the Parties with respect to the subject matter hereof and cannot be modified or amended except in writing signed by the Parties hereto.

         15. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed wholly within such State.

         16. This First Amendment may be executed in multiple counterparts, which shall be deemed an original and all of which together will constitute one and the same instrument.

         17. This First Amendment may be executed by facsimile signature page. Each party agrees to be bound by its own facsimile signature page hereto and to accept the facsimile signature page hereto of any other Party, in each case as if each such facsimile signature page were a manually executed signature page; provided each Party shall promptly thereafter deliver its original manually executed signature page.

              [The remainder of this page left blank intentionally.]

         IN WITNESS WHEREOF, the Parties have caused this First Amendment to be duly executed and delivered as of the Effective Date.


                          DAVIDSON KEMPNER SERVICE
                          COMPANY, LLC, as Agent and Collateral Agent

                          By:  M.H. Davidson & Co.,
                               Managing Member


                               By:  ____________________________
                                    Name: Thomas L. Kempner, Jr.
                                    Title: General Partner



                          ATLANTIC GULF COMMUNITIES CORPORATION,
                          on behalf of itself and,  with
                          respect to Sections 8 AND 10 only, the Entities listed on Exhibit A hereto


                          By:      ____________________________________
                          Name:    ____________________________________
                          Title:   ____________________________________

                                    EXHIBIT A


1.       AG Sanctuary of Orlando, Inc. (Florida)
2.       AG Title Corporation (Florida)
3.       AG-NTC, Inc. (Florida)
4.       AGC CL Limited Partner, Inc.  (Florida)
5.       AGC Homes, Inc. (Florida)
6.       AGC Sanctuary Corporation (Florida)
7.       AGC-SP, Inc. (Delaware)
8.       AGC-SP4, Inc. (Florida)
9.       AGC-SP5, Inc. (Florida)
10. Atlantic Gulf C.C. Corp. (Florida) - f/k/a C.C. Village Development Corporation
11.      Atlantic Gulf Commercial Realty, Inc. (Florida)
12.      Atlantic Gulf Communities Management Corporation (Florida)
13.      Atlantic Gulf Communities Service Corporation (Florida)
14.      Atlantic Gulf Development, Inc. (Florida)
15.      Atlantic Gulf Engineering Company (Florida)
16.      Atlantic Gulf of Tampa, Inc. (Florida)
17.      Atlantic Gulf Realty, Inc. (Florida)
18.      Atlantic Gulf Receivables Corporation (Florida)
19.      Atlantic Gulfshore Natures Cove, Inc. (Florida)
20.      Atlantic Gulf Utilities, Inc. (Florida)
21.      Atlantic Gulf Water's Edge, Inc. (Florida)
22.      Community Title Agency, Inc. (Florida)
23.      [Intentionally Omitted]
24.      Cumberland Cove, Inc. (Tennessee)
25.      Environmental Quality Laboratory, Incorporated (Florida)
26.      EQL Environmental Services, Inc. (Florida)
27.      Five Star Homes, Inc. (Florida)
28.      Fox Creek Development Corporation (Florida)
29.      FRC Investments, Inc. (Florida)
30.      GDV Financial  Corporation (Florida)
31.      General Development Acceptance Corporation (Delaware)
32.      General Development Air Service, Inc. (Florida)
33.      General Development Commercial Credit Corp. (Florida)
34.      General Development Headquarters Corp. (Florida)
35.      General Development Resorts, Inc. (Florida)
36.      General Development Sales Corporation (Florida)
37.      General Development Service Corporation (Florida)
38.      General Development Utilities, Inc. (Florida)
39.      Grand Oaks Development Corporation (Florida)
40.      Grand Oaks Holding Company (Florida)
41.      Hunter Trace Development Corporation (Florida)
42.      Lakeside Development of Orlando, Inc. (Florida)
43.      Las Olas Tower at River Walk, Inc. (Florida) - f/k/a AGC-SP2, Inc.
44.      Longwood Utilities, Inc. (Florida)
45.      Maplewood Development Corporation (Florida)

46.      [Intentionally Omitted]
47.      [Intentionally Omitted]
48.      Ocean Grove, Inc. (Florida)
49.      Panther Creek Corp. (North Carolina)
50.      Regency Island Dunes, Inc. (Florida)
51.      Sabal Trace Development Corporation (Florida)
52.      Saxon-DeBary, Inc. (Florida)
53. Spring Valley Acquisition Corp. (Colorado) - f/k/a Aspen Springs Valley Acquisition Corp.
54. Spring Valley Holding Company (Florida) - f/k/a Aspen Springs Ranch Holding Company
55.      Spring Valley Development, Inc. (Colorado) - f/k/a Aspen Springs Ranch,
         Inc.
56.      Summerchase Development Corporation (Florida)
57.      Sunset Lakes Development Corporation (Florida)
58.      Town & Country II, Inc. (Florida)
59.      Waterford-Orlando, Inc. (Florida) f/k/a  AGC-SP1, Inc.
60. West Bay Club Development Corporation (Florida) f/k/a Estero Pointe Development Corp.
61.      West Bay Holding Corporation (Florida)
62.      West Bay Realty, Inc. (Florida)
63.      West Frisco Development Corporation (Florida) - f/k/a AGC-SP3, Inc.
64.      Windsor Palms Corporation (Florida)
65.      XYZ Insurance, Inc. (Florida)
66.      Atlantic Gulf Asia Holdings N.V. (Netherlands Antilles)

                                      A-2